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                                                                    EXHIBIT 99.2

                      Section 906 Certification of the CFO

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Firearms Training Systems, Inc. (the Company) on Form 10-Q/A for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John A. Morelli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /s/ John A. Morelli
                                         ======================================
                                         John A. Morelli
                                         Chief Financial Officer
                                         November 6, 2002